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                                                                     Exhibit (j)

                         Independent Auditors= Consent

         We consent to the reference to our firm under the heading "Independant Auditors" in the Statement of Additional Information for the Huntington VA Funds included herein.




                                  /s/ KPMG LLP

Columbus, Ohio
July 21, 1999